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                                                                    Exhibit 23.1
                       CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the use in this Amendment No. 4 to this Registration Statement on Form S-1 of our reports dated January 18, 2001 relating to the financial statements and financial statement schedule of WaveSplitter Technologies, Inc., which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

San Jose, California

January 30, 2001

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